UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 10, 2026

INDAPTUS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40652	86-3158720
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(646) 427-2727

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	INDP	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On August 13, 2026, Indaptus Therapeutics, Inc. (the “Company”) issued a press release (the “Press Release”) announcing its financial results for the quarter ended June 30, 2026. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Press Release contains certain business updates and forward-looking statements regarding the Company’s expectations, plans and prospects. The information in this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On August 10, 2026, the Company held its 2026 annual meeting of stockholders (the “Annual Meeting”). As of the June 12, 2026 (the “Record Date”), there were 113,242,324 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) outstanding and entitled to notice of and to vote at the Annual Meeting. A total of 109,556,567 shares of the Common Stock were present in person or represented by proxy at the Annual Meeting, representing approximately 96.75% of the outstanding Common Stock as of the Record Date.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on July 16, 2026.

Proposal 1. Election of three Class II directors for a term of office expiring on the date of the annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified or until each such director’s earlier death, resignation or removal.

	Votes FOR	Votes WITHHELD	Broker Non-Votes
David Natan	109,029,775	12,547	514,245
Tim Ruan	109,039,888	2,434	514,245
Dr. Johnny Fox Arrowsmith (Yi Zhang)	109,039,709	2,613	514,245

Proposal 2. Ratification of the appointment of Haskell & White LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
109,550,863	3,843	1,861	N/A

Proposal 3. Approval of the Indaptus Therapeutics, Inc. 2026 Equity Incentive Plan:

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
109,016,500	25,093	727	514,247

Based on the foregoing votes, David Natan, Tim Ruan and Dr. Johnny Fox Arrowsmith were elected as Class II directors, and Proposals 2 and 3 were approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of Indaptus Therapeutics, Inc., dated August 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2026

INDAPTUS THERAPEUTICS, INC.

By:	/s/ Yu Ding
Name:	Yu Ding
Title:	Chief Financial Officer